UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2008
AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361

(State or other	(Commission File Number)	(IRS Employer
jurisdiction		Identification No.)
of incorporation)
70 Pine Street
New York, New York 10270
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 770-7000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry Into a Material Definitive Agreement.
AIG Financial Products Corp. (“AIGFP”), the Federal Reserve Bank of New York (“NY Fed”) and Maiden Lane III LLC (“ML III”) have previously entered into agreements with AIGFP counterparties to terminate credit default swaps and other similar instruments (“CDS”) written by AIGFP and to have ML III acquire the related multi-sector collateralized debt obligations (“Multi-Sector CDOs”). On December 18, 2008 and December 22, 2008, ML III purchased $16 billion in par amount of additional Multi-Sector CDOs, including approximately $8.5 billion of Multi-Sector CDOs underlying 2a-7 Puts written by AIGFP.
The purchase of these Multi-Sector CDOs was funded with a net payment to counterparties of approximately $6.7 billion and the surrender by AIGFP of approximately $9.2 billion in collateral previously posted by AIGFP to CDS counterparties in respect of the terminated CDS.
The Shortfall Agreement between ML III and AIGFP, dated as of November 25, 2008 (the “Shortfall Agreement”), has been amended as of December 18, 2008 to include approximately $9.4 billion of additional Multi-Sector CDO exposure, which includes a portion of the previously announced approximately $11.2 billion of exposure to Multi-Sector CDOs as to which AIGFP, ML III and the NY Fed had not executed agreements as of November 25, 2008 and for which AIG and the NY Fed had been working to structure the termination of the related CDS and/or the purchase by ML III of the related Multi-Sector CDOs. In accordance with the terms of the Shortfall Agreement, AIGFP received payments aggregating approximately $2.5 billion from ML III in connection with the November and December ML III purchases of Multi-Sector CDOs.
For a further discussion of AIGFP’s relationship with ML III, see AIG’s Current Report on Form 8-K, dated December 2, 2008.
AIGFP remains exposed to approximately $2.6 billion in physically-settled CDS and approximately $9.7 billion notional amount of “cash-settled” or “pay-as-you-go” CDS in respect of protected baskets of reference credits (which may also include single name CDS in addition to securities and loans). AIGFP continues to analyze possible means of eliminating its exposure to these CDS. Until these exposures are eliminated, AIGFP will continue to bear market risk and the risk of adverse changes in collateral posting requirements relating to these CDS and could incur additional unrealized valuation losses related to these CDS.
The summary of the terms of Amendment No. 1 to the Shortfall Agreement is qualified in its entirety by reference to the terms of Amendment No. 1, which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference into this Item 1.01.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 1 to Shortfall Agreement, dated as of December 18, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
Date: December 24, 2008	By:	/s/ Kathleen E. Shannon
		Name:	Kathleen E. Shannon
		Title:	Senior Vice President and Secretary